UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2014 (August 7, 2014)

MercadoLibre, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33647	98-0212790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Arias 3751, 7th Floor, Buenos Aires, Argentina	C1430CRG
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-54-11-4640-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 7, 2014, MercadoLibre, Inc. (the “Company”) issued a press release (the “Earnings Release”) and hosted a conference call and audio webcast (the “Earnings Call”) regarding its earnings for the three months ended June 30, 2014. The Company recently determined that it inadvertently omitted furnishing the Earnings Release under Item 2.02 of Form 8-K prior to the commencement of the Earnings Call. The Company is filing this Form 8-K and furnishing the Earnings Release, a transcript of the Earnings Call and a copy of the slide presentation relating to the Earnings Call (the “Earnings Presentation”) in satisfaction of the requirements of Item 2.02 of Form 8-K. The contents of the Earnings Release furnished hereby is unchanged from its initial issuance on August 7, 2014.

Item 2.02.	Results of Operations and Financial Condition.

On August 7, 2014, MercadoLibre, Inc. (the “Company”) issued a press release and hosted a conference call and audio webcast regarding its earnings for the three months ended June 30, 2014. A copy of each of the press release, a transcript of the conference call and the Earnings Presentation is being furnished as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release issued by the Company on August 7, 2014

99.2	Transcript of August 7, 2014 Earnings Call

99.3	Earnings Presentation dated August 7, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MercadoLibre, Inc. (Registrant)

November 21, 2014 (Date)	/s/ PEDRO ARNT PEDRO ARNT Chief Financial Officer

Exhibit Index

99.1	Press Release issued by the Company on August 7, 2014

99.2	Transcript of August 7, 2014 Earnings Call

99.3	Earnings Presentation dated August 7, 2014